UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):    November 10, 2016

AVNET, INC.
(Exact name of registrant as specified in its  Charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:  (see General Instruction A2. below)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Avnet, Inc. (the “Company”) held on November 10, 2016, the shareholders approved the Avnet, Inc. 2016 Stock Compensation and Incentive Plan (the “Plan”). The terms and conditions of the Plan are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 27, 2016. The Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2016 Annual Meeting of Shareholders, the results of which are as follows:

1.

The shareholders elected the nine nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

	For	Against	Abstain	Non-Votes
Director	For	Against	Abstain	Broker Non-Votes

Rodney C. Adkins	107,297,344	977,504	340,368	6,248,779
William J. Amelio	107,698,009	815,612	101,595	6,248,779
J. Veronica Biggins	106,862,912	1,492,678	259,626	6,248,779
Michael A. Bradley	107,817,705	456,660	340,851	6,248,779
R. Kerry Clark	107,605,264	668,396	341,556	6,248,779
James A. Lawrence	107,699,624	575,241	340,351	6,248,779
Avid Modjtabai	107,825,382	449,197	340,637	6,248,779
Ray M. Robinson	88,476,719	19,832,867	305,630	6,248,779
William H. Schumann III	107,651,992	863,843	99,381	6,248,779

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
104,434,008	3,838,057	343,151	6,248,779

3.	The proposal to approve the Avnet, Inc. 2016 Stock Compensation and Incentive Plan was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
103,866,981	4,693,713	54,522	6,248,779

4.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 1, 2017. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
114,382,526	460,904	20,565	N/A

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
10.1	Avnet, Inc. 2016 Stock Compensation and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016	AVNET, INC.
Registrant

	By:	/s/ Kevin Moriarty
Name: Kevin Moriarty
Title: Senior Vice President and
Chief Financial Officer